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                                                                    Exhibit 10.3

                           KANBAY INTERNATIONAL, INC.
                        2005 EMPLOYEE STOCK PURCHASE PLAN

     1. PURPOSE. The purpose of the Kanbay International, Inc. 2005 Employee Stock Purchase Plan (the "Plan") is to provide employees of Kanbay International, Inc. (the "Company") and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of Code Section 423 (and the requirements of applicable local law).

     2. DEFINITIONS. Unless the context clearly indicates otherwise, for purposes of the Plan, the following terms shall have the following meanings:

          (a) "Affiliate" means any corporation or other business entity that is a parent or Subsidiary of the Company, including ownership of 50% or more of the voting or profits interests of the corporation or other business entity.

          (b) "Board" means the Board of Directors of the Company, as constituted from time to time.

          (c) "Beneficiary" means the person designated by the Participant in accordance with Section 18.

          (d)  "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Common Stock" means the common stock, $0.001 par value, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

          (f) "Company" means Kanbay International, Inc., a Delaware corporation, and any successor thereto.

          (g) "Compensation" means with respect to a Participant, the portion of the Participant's total cash compensation paid to the Participant by the Company or a Designated Subsidiary during the applicable payroll period.

          (h) "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Plan Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries.

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          (i)  "Custodian" means the individual or organization appointed by the
     Plan Administrator to maintain custody of Participants' payroll deductions, purchase Common Stock under the Plan, and allocate Common Stock among Participants.

          (j) "Designated Subsidiary" means any Subsidiary that the Plan Administrator has designated from time to time, in its sole discretion, as eligible to participate in the Plan.

          (k) "Effective Date" means January 1, 2005, subject to the limitations of Section 25.

          (l) "Eligible Employee" means each Employee of the Company or a Designated Subsidiary who has completed six months of Continuous Status as an Employee.

          (m) "Employee" means each and every person employed by the Company or a Designated Subsidiary, and whom the Company or Designated Subsidiary classifies as a common law employee; provided that, only individuals who are paid as common law employees from the payroll of the Company or a Designated Subsidiary shall be deemed to be Employees for purposes of the Plan.

          For purposes of this definition of Employee, and notwithstanding any other provisions of the Plan to the contrary, individuals who are not classified by the Company or by a Designated Subsidiary, in its discretion, as employees under Code Section 3121(d) (including, but not limited to, individuals classified by the Company or a Designated Subsidiary as independent contractors and non-employee consultants) and individuals who are classified by the Company or by a Designated Subsidiary, in its discretion, as employees of any entity other than the Company or a Designated Subsidiary, do not meet the definition of Employee and are ineligible for benefits under the Plan, even if the classification by the Company or Designated Subsidiary is later determined to be erroneous, or is retroactively revised. In the event the classification of an individual who is excluded from the definition of Employee under the preceding sentence is determined to be erroneous or is retroactively revised, the individual shall nonetheless continue to be excluded from the definition of Employee and shall be ineligible for benefits for all periods prior to the date the Company or Designated Subsidiary determines its classification of the individual is erroneous or should be revised.

          (n) "Exchange Act" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

          (o)  "Fair Market Value" means, with respect to any date:

               (i) the average of the high and low trading prices of shares of Common Stock on the New York Stock Exchange or, if shares of Common Stock are not traded on the New York Stock Exchange, on any other exchange on which they are traded, or, if shares of Common Stock are not traded on any other

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          exchange and are regularly quoted on the NASDAQ National Market
          System, on the NASDAQ National Market System; or

               (ii) if shares of Common Stock are not traded on any exchange or regularly quoted on the NASDAQ National Market System, the mean between the closing bid and asked prices of the shares in the over-the-counter market; or

               (iii) if those bid and asked prices are not available, then the fair market value as reported by any nationally recognized quotation service selected by the Plan Administrator or as determined by the Plan Administrator.

          (p) "Offering Date" means the first day of a Purchase Period, or each January 1, and July 1.

          (q) "Option" means an option to purchase shares of Common Stock under the Plan, pursuant to the terms and conditions thereof.

          (r) "Participant" means an Eligible Employee who is participating in the Plan pursuant to Section 4.

          (s) "Plan" means the Kanbay International, Inc. 2005 Employee Stock Purchase Plan, as set forth herein, as in effect, and as amended from time to time.

          (t) "Plan Account" means an account maintained by the Plan Administrator for each Participant to which the Participant's payroll deductions are credited, against which funds used to purchase shares of Common Stock are charged, and to which shares of Common Stock purchased are credited.

          (u) "Plan Administrator" means the Board, such other person or persons, including a committee, as the Board may appoint to administer the Plan.

          (v) "Purchase Date" means, except as provided in Sections 12 and 17, the last day of a Purchase Period, or each June 30 and December 31.

          (w) "Purchase Period" means a period of six (6) months commencing on each Offering Date and ending on the immediately following Purchase Date.

          (x) "Purchase Price" means, with respect to each Purchase Period, the lesser of 85% of the Fair Market Value of Common Stock on the Offering Date, and 85% of the Fair Market Value of a share of Common Stock on the Purchase Date.

          (y) "Subsidiary" means any corporation, domestic or foreign, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Notwithstanding the foregoing, the term "Subsidiary" shall include a limited liability company that is disregarded as an entity separate from a Subsidiary.

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     3.   STOCK SUBJECT TO THE PLAN. Subject to Section 13, the aggregate number of shares of Common Stock that may be sold under the Plan is 500,000. Shares of Common Stock to be issued under the Plan may be authorized and unissued shares, issued shares that have been reacquired by the Company (in the open-market or in private transactions) and that are being held as treasury shares, or a combination thereof.

     4. PARTICIPATION IN THE PLAN. Each Eligible Employee may participate in the Plan effective as of any Offering Date, by completing and delivering a payroll deduction authorization to the Plan Administrator prior to the applicable Offering Date in the time and manner, and in accordance with the procedures, specified by the Plan Administrator. The Offering Date as of which an Eligible Employee commences or recommences participation in the Plan, and each Offering Date as of which an Eligible Employee renews his or her authorization under paragraph (a), is an Offering Date with respect to that Eligible Employee. A Participant's payroll deductions under the Plan shall commence on his or her initial Offering Date, and shall continue, subject to paragraph (a), until the Eligible Employee terminates participation in the Plan, is no longer an Eligible Employee, or the Plan is terminated.

          (a) A Participant's payroll deduction authorization shall be automatically renewed effective on the Offering Date following the conclusion of his or her initial Purchase Period and each subsequent Purchase Period, unless the Participant otherwise notifies the Plan Administrator prior to such date in the time and manner, and in accordance with the procedures, specified by the Plan Administrator.

          (b) Notwithstanding the foregoing, an Eligible Employee shall not be granted an Option on any Offering Date if such Eligible Employee, immediately after the Option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. For purposes of this paragraph (b), the rules of Code Section 424(d) shall apply in determining the stock ownership of an individual, and stock that an Eligible Employee may purchase under outstanding options shall be treated as stock owned by the Eligible Employee.

     5. PAYROLL DEDUCTIONS. An Eligible Employee may participate in the Plan only through payroll deductions. An Eligible Employee may elect to have up to $2,000 in after-tax payroll deductions withheld from his or her Compensation and credited to his or her Plan Account each month. The minimum amount that an Eligible Employee may elect withheld from his or her Compensation and credited to his or her Plan Account is $100 per payroll period. No Eligible Employee may be granted an Option that permits his or her rights to purchase Common Stock under the Plan, and any other stock purchase plan of the Company or any Subsidiary that is qualified under Code Section 423, to accrue at a rate that exceeds $25,000 of Fair Market Value of such stock (determined on the Offering Date of such Option) for each calendar year in which the Option is outstanding at any time.

     Once each Purchase Period, a Participant may increase or decrease the amount of his or her payroll deductions by notifying the Plan Administrator in the time and manner, and in accordance with the procedures, specified by the Plan Administrator.

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     6.   TERMINATION OF PARTICIPATION IN PLAN.

          (a) A Participant may, for any reason and at any time prior to each Purchase Date, voluntarily terminate participation in the Plan by notifying the Plan Administrator or its designee in the time and manner, and in accordance with the procedures, specified by the Plan Administrator. Such Participant's payroll deductions under the Plan shall cease as soon as practicable following delivery of such notice. Any payroll deductions credited to such Participant's Plan Account will be refunded, without interest, to the Participant. An Eligible Employee whose participation in the Plan is terminated may rejoin the Plan no earlier than the beginning of the second Purchase Period next following his or her withdrawal, by delivering a new payroll deduction authorization in accordance with Section
     4. For the avoidance of doubt, this means, for example, that a Participant who voluntarily terminates participation in the Plan in November of a calendar year, will not be permitted to rejoin the Plan effective for the Purchase Period beginning on the next January 1, but must wait until the Purchase Period beginning on the next July 1.

          (b) A Participant's participation in the Plan shall terminate upon termination of his or her Continuous Status as an Employee, or termination of status as an Eligible Employee, for any reason. Any payroll deductions credited to his or her Plan Account shall be paid to the former Participant (or, in the case of his or her death, to the Participant's Beneficiary), in cash, without interest, as soon as practicable following his or her termination of Continuous Status as an Employee.

     7.   PURCHASE OF SHARES.

          (a) On each Offering Date, each Participant shall be deemed to have been granted an Option. In no event will a Participant be deemed to have been granted more than one Option during any Purchase Period.

          (b) On the Purchase Date of a Purchase Period, each Participant shall be deemed, without any further action, to have exercised his or her Option and to have purchased that number of whole shares of Common Stock determined by dividing the balance in the Participant's Plan Account on the Purchase Date by the Purchase Price. Any amount remaining in the Participant's Plan Account shall be carried forward to the next Purchase Date unless the Plan Account is closed. Except as provided in Sections 12 and 17, in no event may a Participant purchase shares of Common Stock under the Plan during a Purchase Period prior to the Purchase Date of such Purchase Period.

          (c) As soon as practicable after each Purchase Date, a statement shall be delivered to each Participant that shall include the number of shares of Common Stock purchased on the Purchase Date on behalf of such Participant under the Plan.

          (d) As of the Purchase Date of each Purchase Period, the Common Stock purchased by each Participant shall be considered to be issued and outstanding to his or her credit as a bookkeeping entry maintained by the Custodian in the Participant's Plan Account or shall be deposited, in the discretion of the Plan Administrator, into a brokerage account maintained in the name of the Participant by a third-party brokerage or administration firm. A stock certificate for shares of Common Stock credited to a

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     Participant's Plan Account shall be issued upon request of the Participant at any time, provided, however, that if such shares of Common Stock have been deposited into a brokerage account maintained in the Participant's name, the Participant may direct the brokerage or administration firm maintaining such brokerage account to distribute to the Participant a stock certificate or dispose of the shares of Common Stock in such brokerage account. Stock certificates under the Plan shall be issued, at the election of the Participant, in the Participant's name or in his or her name and the name of another person as joint tenants with right of survivorship or as tenants in common. A cash payment shall be made for any fraction of a share in such Plan Account, if necessary to close the Plan Account.

     8. RIGHTS AS A SHARE OWNER. A Participant shall not be treated as the owner of Common Stock until the Purchase Date of such stock under the Plan. As of the Purchase Date a Participant shall be treated as the record owner of his or her shares purchased on such date pursuant to the Plan. Unless the Participant elects otherwise in the time and manner specified by the Plan Administrator, any dividends paid in respect of Common Stock purchased by a Participant under the Plan and credited to his or her Plan Account will be reinvested in Common Stock in accordance with procedures established by the Company.

     9. RIGHTS NOT TRANSFERABLE. Rights under the Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative. No rights or payroll deductions authorized hereunder shall be subject to execution, attachment, levy, garnishment or similar process.

     10. APPLICATION OF FUNDS. All funds of Participants received or held by the Company under the Plan before purchase of the shares of Common Stock shall be held by the Company without liability for interest or other increment. No interest shall accrue on the payroll deductions or Plan Account of a Participant in the Plan.

     11. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Plan Administrator. The Plan Administrator shall have full power and authority to make rules and regulations for the administration of the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Plan Administrator's interpretations and decisions with regard to the Plan and such rules and regulations shall be final and conclusive. It is intended that the Plan shall at all times meet the requirements of Code Section 423, if applicable, and the Plan Administrator shall, to the extent possible, interpret the provision of the Plan so as to carry out such intent.

     Each person who is or has been a member of the Board or the Plan Administrator, and any individual or individuals to whom the Board or Plan Administrator has delegated authority under the Plan (except for the Custodian), will be indemnified and held harmless by the Company from and against any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or as a result of any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken, or failure to act, under the Plan. Each such person will also be indemnified and held harmless by the Company from and against any and all amounts paid by him or her in a settlement approved by the Company, or paid by him or her in satisfaction of any judgment, of or

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in a claim, action, suit or proceeding against him or her and described in the previous sentence, so long as he or she gives the Company an opportunity, at its own expense, to handle and defend the claim, action, suit or proceeding before he or she undertakes to handle and defend it. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which a person who is or has been a member of the Board or the Plan Administrator may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, contract or otherwise, or any power that the Company may have to indemnify him or her or hold him or her harmless.

     12.  CHANGE IN CONTROL PROVISIONS.

          (a) Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, the Purchase Period then in progress shall be shortened and a new Purchase Date shall be set (the "New Purchase Date"), as of which date any Purchase Period then in progress will terminate. The New Purchase Date shall be on or immediately before the effective time of the Change in Control, and the Plan Administrator shall notify each Participant in writing, at least 10 days (or such longer period of time as determined by the Administrator) before the New Purchase Date, that the Purchase Date for his or her Option has been changed to the New Purchase Date, and that the Participant's Option will be exercised automatically on the New Purchase Date unless the Participant has withdrawn from the Purchase Period before the New Purchase Date, as provided in
     Section 6.

          (b) For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

               (i) Any "person" (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), including a "group" (as defined in Section 13(d)(3) of the Exchange Act), other than (1) the Company, (2) any wholly-owned Subsidiary of the Company, or (3) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company having fifty percent (50%) or more of the combined voting power of the then-outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business) (the "Company Voting Securities"); provided, however, that the event described in this Section 12(b)(i) shall not be deemed to be a Change in Control by virtue of any underwriter temporarily holding securities pursuant to an offering of such securities;

               (ii) During any period of two consecutive years, individuals who at the beginning of any such period constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, unless the election, or the nomination for election by the stockholders of the Company, of each new director of the Company during such period was approved by a vote of at least two-thirds of the Incumbent Directors then still in office;

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               (iii)  As the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of all or substantially all of the assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then-outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction is held in the aggregate by the holders of the securities of the Company entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

               (iv) The stockholders of the Company approve a plan of complete liquidation of the Company.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than fifty percent (50%) of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, however, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control transaction shall then occur.

     Further notwithstanding the foregoing, unless a majority of the Incumbent Directors determines otherwise, no Change in Control shall be deemed to have occurred with respect to a particular Participant if the Change in Control results from actions or events in which such Participant is a participant in a capacity other than solely as an officer, employee or director of the Company or an Affiliate.

     13. ADJUSTMENTS IN CASE OF CHANGES AFFECTING SHARES. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, Change in Control or exchange of Common Stock or other securities of the Company, or other corporate transaction or event that affects the Common
Stock: (a) the number of shares of Common Stock approved for the Plan shall be increased or decreased proportionately, and (b) the Board may determine, in its sole discretion, that an adjustment is necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan.

     14. NO CORPORATE ACTION RESTRICTION. The existence of the Plan and/or the Options granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the Company's stockholders to make or authorize
(a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, Employee, Beneficiary or any

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other person shall have any claim against any member of the Board or the Plan
Administrator, the Company or any Subsidiary, or any employees, officers, stockholders or agents of the Company or any Subsidiary, as a result of any such action.

     15. NOTICES. All notices or other communications by an Employee or Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     16. AMENDMENTS TO THE PLAN. The Plan Administrator may, at any time, or from time to time, amend or modify the Plan; provided, however, that no amendment shall be made increasing or decreasing the number of shares authorized for the Plan (other than as provided in Section 13), and that, except to conform the Plan to the requirements of the Code, no amendment shall be made that would cause the Plan to fail to meet the applicable requirements of Code Section 423.

     17. TERMINATION OF PLAN. The Plan shall terminate upon the earlier of (a) the tenth anniversary of the Effective Date, (b) the date no more shares of Common Stock remain to be purchased under the Plan, or (c) the termination of the Plan by the Board as specified below. The Board may terminate the Plan as of any date. The date of termination of the Plan shall be deemed a Purchase Date. If on such Purchase Date Participants in the aggregate have Options to purchase more shares of Common Stock than are available for purchase under the Plan, each Participant shall be eligible to purchase a reduced number of shares of Common Stock on a pro rata basis based on the amount of payroll deductions in the Participant's Plan Account in relation to the total amount of payroll deductions in the Plan Accounts of all Participants, and any excess payroll deductions shall be returned to Participants, without interest, all as provided by rules and regulations adopted by the Plan Administrator.

     18.  DESIGNATION OF BENEFICIARY.

          (a) A Participant may file a written designation of a Beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant's Plan Account under the Plan in the event of such Participant's death subsequent to the end of a Purchase Period but prior to delivery to him or her of shares of Common Stock and cash. If a Participant is married and the designated Beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of Beneficiary may be changed by the Participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a Beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

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     19.  COSTS. All costs and expenses incurred in administering the Plan shall be paid by the Company, except to the extent the Plan Administrator directs. Any costs or expenses of selling shares of Common Stock acquired pursuant to the Plan, including those costs and expenses associated with the issuance of stock certificates, shall be borne by the Participant.

     20. GOVERNMENTAL REGULATIONS. The Company's obligation to sell and deliver its Common Stock pursuant to the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     To the extent the Plan Administrator deems it necessary, appropriate or desirable to comply with foreign law or practice and to further the purposes of this Plan, the Plan Administrator may, without amending the Plan, establish rules applicable to Options granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in this Plan.

     21. GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the United States of America and, to the extent not inconsistent therewith, by the laws of the State of Delaware, without reference to the principles of conflict of laws thereof, or if applicable, the provisions of local law. This Plan is not to be subject to the Employee Retirement Income Security Act of 1974, as amended, but is intended to comply with Code Section 423. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. Any provisions required to be set forth in this Plan by such Code section are hereby included as fully as if set forth in the Plan in full. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

     22. EFFECT ON EMPLOYMENT. The provisions of this Plan shall not affect the right of the Company or any Designated Subsidiary or any Participant to terminate the Participant's employment with the Company or any Designated Subsidiary.

     23. WITHHOLDING. The Company reserves the right to withhold from stock or cash distributed to a Participant any amounts that it is required by law to withhold.

     24. OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. For purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if

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any, provided by the Company or any Designated Subsidiary (a) any amounts deducted from a Participant's Compensation pursuant to the Participant's payroll deduction election under Section 4 shall be deemed a part of a Participant's compensation, and (b) payments and other benefits received by a Participant under an Option shall not be deemed a part of a Participant's compensation, unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing. The existence of the Plan notwithstanding, the Company or any Designated Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

     25. EFFECTIVE DATE. The Plan shall become effective January 1, 2005, provided that the Company's stockholders approve it within 12 months after the date the Plan was adopted by the Board.

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